PROMISSORY NOTE

$81,688.00

December 31, 2012

FOR VALUE RECEIVED, IRON EAGLE GROUP, INC. (hereinafter referred to as the "Maker"), does hereby covenant and promise to pay to TRU-VAL ELECTRIC CORP. (hereinafter referred to as the "Payee"), at such place as the Payee may designate to the Maker in writing from time to time, in legal tender of the United States of America, EIGHTY ONE THOUSAND SIX HUNDRED EIGHTY EIGHT ($81,688.00) DOLLARS (hereinafter referred to as the "Principal Amount"), as well as interest at the Applicable Interest Rate computed over the period of this Note and ending on the Demand Date, all as such terms are defined herein (hereinafter referred to as the "Note").

1.  Applicable Interest Rate

Interest on the Principal Amount shall be computed on the outstanding Principal Amount, computed at the rate of Five and 00/100 (5.000%) per cent per annum (hereinafter referred to as the "Applicable Interest Rate").

2.  Payment of Principal and Interest

Payment of Principal and Interest hereon shall be due and payable ON DEMAND, but no earlier than the date on which Maker, its successors and/or assigns, shall have raised capital in any (share or equity) offering (public or private) in excess of Two Hundred Fifty Thousand ($250,000.00) Dollars (hereinafter referred to as the "Demand Date").

3.  Application of Principal and Interest

Except as otherwise provided in this Note, all payments received by Payee shall be applied first to accrued interest then due and owing and then to the reduction of the principal.

4.  Computation of Interest

Interest shall be computed on the basis of a 30 day month and a 365 day year.

5.  Prepayment of Principal

The Principal Amount may be prepaid.

6.  Late Payment

In the event any installment of principal and/or interest is not received within ten (10) days after the date said installment is due, there will be a late payment penalty of three (3%) percent of the amount of said past due installment, and such non-payment shall constitute an “Event of Default”, as such term is utilized and defined in this Note.

7.  Default Rate

Upon the occurrence of an Event of Default, the Applicable Interest Rate will be Twelve (12%) percent per annum.

8.  Acceleration Upon Default

The Payee may, at its option, accelerate all payments due pursuant to this Note, including all interest which would have been due hereon had all payments been made on the required payment date, and declare said payments to be immediately due and payable, and the Payee may proceed to exercise any rights or remedies that it may have under this Note, or such other rights and remedies which the Payee may have at law, equity or otherwise, if:

(a)

Maker fails to pay any sum due on this Note within ten (10) days after the same is due; or

(b)

Maker shall fail to perform any other obligation required to be performed by Maker under this Note for a period of ten (10) days after receipt of written notice from the Payee of such failure; or

(c)

Any warranty, representation or other statement by or on behalf of Maker of the Maker's liabilities to the Payee, in any document or instrument furnished in connection with or in reference of this Note be false or misleading in any material respect; or

(d)

Maker, or any one (1) of them, shall file a petition or seek relief under or take advantage of any insolvency law; a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of Maker or the whole or substantially all of Maker's property or of any collateral pledged as security for this Note is initiated; or Maker, or any one (1) of them, shall file a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (or any successor statute thereto), or file a petition or seek relief under or take advantage of any other similar law or statute of the United States of America, any state thereof, or any foreign country or subdivision thereof; or

(e)

A court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of Maker (or any one (1) of them) of the whole or substantially all of Maker's (or any one (1) of their) property, or any portion of the collateral pledged as security for this Note, or enter an order for relief against Maker (or any one (1) of them) in any case commenced under any chapter of the United States Bankruptcy Code, as amended (or any successor statute thereto), or grant relief under any other similar law or statute of the United States of America, any state thereof, or any foreign country or subdivision thereof and if same shall not be discharged or dismissed within sixty (60) days; or

(f)

Under the provision of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession from Maker (or any one (1) of them) of all or substantially all of Maker's (or any one (1) of their) property or any portion or any collateral pledged as security for this Note; or

(g)

There is commenced against Maker (or any one (1) of them) any proceeding for any of the foregoing relief or if a petition is filed against Maker (or any one (1) of them) under any chapter of the United States Bankruptcy Code, as amended (or any successor statute thereto), or under any other similar law or statute of the United States of America, any state thereof, or any foreign country or subdivision thereof, and such proceeding or petition remains undismissed for a period of sixty (60) days or if Maker (or any one (1) of them) by any act indicates consent to, approval of or acquiescence in any such proceeding or petition.

In the event of such acceleration, Maker shall discharge its obligations to the Payee by making all outstanding payments to the Payee as if said payment was made on the Maturity Date, including the Applicable Interest.

9.  Collection Expenses

Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, the Maker agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection or attempting to collect this Note, including reasonable attorney's fees and expenses.

10.  Waiver of Presentment, Etc.

All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

11.  Amendments/Revisions to Note

This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought, except that the Maker hereby agrees that (1) regardless of consideration, or lack thereof, whether with or without written notice to or consent by Maker, Payee may release the obligation of anyone, at anytime, liable for any of the indebtedness evidenced hereby and may modify the terms of any such instrument evidencing said obligation without in any way impairing or affecting the Maker's obligation to pay the indebtedness evidenced hereby, and (2) shall be bound by any agreement extending the time or modifying the above terms of payment, made by the Payee and the owner or owners of the interest in the Premises, whether with or without notice to the Maker, and the Maker shall continue to be liable to pay the amounts due hereunder, but with interest at a rate no greater than the Applicable Interest Rate, according to the terms of any such agreement of extension or modification.

12.  Limitations of Applicable Law

Anything herein to the contrary notwithstanding, the obligations of the Maker under this Note shall be subject to the limitation that payment of interest shall not be required to the extent that the charging of or the receipt of any such payment by the Payee would be contrary to provisions of law applicable to the Payee limiting the maximum rate of interest that may be charged or collected by the Payee.  To the extent that the Maker shall have made interest payments to the Payee and the Payee shall have inadvertently accepted interest payments in excess of the amount permitted by law, the amount of excess shall be applied by the Payee in reduction of principal and shall be deemed to be a prepayment of principal.

13.  Action to Enforce Note/Jurisdiction

This Note and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York's principles of conflicts of law).  Maker hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in Nassau or Suffolk County over any suit, action or proceeding arising out of or relating to this Note, and Maker hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in such county(ies) may be made by certified or registered mail; return receipt requested, directed to Maker at the last known address for the Maker, and service so made shall be complete five (5) days after the same shall have been mailed.

IRON EAGLE GROUP, INC.

By:_______________________________________

Title: